INTERCAPITAL INSURED MUNICIPAL SECURITIES     Two World Trade Center, New York,
                                              New York 10048
LETTER TO THE SHAREHOLDERS October 31, 1996

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Insured Municipal Securities (IMS) for the fiscal year ended October 31, 1996.

Stronger economic growth and the potential threat of inflation shifted the tone of the fixed-income markets from bullish to bearish in early 1996. This change in market psychology was confirmed in March by a surprisingly large increase in payroll employment. The rise in interest rates between February and July may be attributed to market weakness on the days that strong monthly employment figures were reported. The bond market sporadically pushed long-term yields higher, anticipating that the Federal Reserve Board might raise the federal-funds rate. However, with slower growth in employment and overall economic activity between August and October, the central bank left monetary policy unchanged. As a result, by the end of October the fixed-income markets had regained an optimistic outlook and rallied to levels not seen since February.

MUNICIPAL MARKET CONDITIONS

Between February and July, 30-year insured revenue bond yields rose 75 basis points from 5.40 percent to reach 6.15 percent in April and again in mid-June. Subsequently, demand for municipal bonds improved and followed the trend of U.S. Treasury securities toward lower yields. Insured bond yields reached 5.60 percent by the end of October. One-year municipal note yields declined marginally from 3.80 percent to 3.70 percent over the past 12 months. In October, the yield curve pickup for extending maturities from 1 to 30 years was 190 basis points.

The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, moved from 91 percent to 84 percent over the course for the fiscal year. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The relative improvement in municipals occurred as flat tax proposals failed to gain public support.

INTERCAPITAL INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1996, continued

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption this year, it has been estimated that investors also faced the retirement of over $60 billion of debt that has been previously refinanced. On the supply side, new issues increased 20 percent to $147 billion over the calendar year to date.




INTERCAPITAL INSURED MUNICIPAL SECURITIES

         (The chart below represents information which appears as a graphic in the printed report)

         A pie chart reflecting the Five Largest Sectors and Credit Enhancement as of October 31, 1996.

         FIVE LARGEST SECTORS                        PERCENT
         --------------------                        -------
         All others                                    25%
         Electric                                      23%
         Transportation                                19%
         General Obligation                            13%
         Hospital                                      13%
         Water & Sewer                                  7%


         CREDIT ENHANCEMENT                          PERCENT
         ------------------                          -------
         MBIA  (Municipal Bond Investors
         Assurance Corp.)                               48%
         AMBAC (AMBAC Indemnity Corp.)                  35%
         FGIC (Financial Guaranty Ins. Co.)             15%
         Connie Lee (Connie Lee Ins. Co.)                2%


PERFORMANCE

The Trust's net asset value (NAV) increased from $14.91 to $15.08 per share during the fiscal year ended October 31, 1996. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.81 per share, the Trust's total return was 7.52 percent. Over the same period, IMS's market price on the New York Stock Exchange increased from $12.625 to $13.125 per share. Based on this market price change and reinvestment of tax-free dividends, the Trust's total return was 10.52 percent.

IMS began the fiscal year trading at a 15 percent discount to NAV and closed at a 13 percent discount. Undistributed net investment income totaled $0.090 per share versus $0.099 per share a year ago.

PORTFOLIO STRUCTURE

On October 31, 1996, the Trust's net assets of $138 million were diversified among 10 long-term municipal sectors and 36 credits. The average maturity and call protection of IMS's long-term portfolio were 24 and 8 years, respectively. To assure the timely payment of principal and interest, each position in the portfolio is backed by triple "A" rated bond insurance.

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities is expected to remain positive for the municipal market. Long-term insured

INTERCAPITAL INSURED MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1996, continued

municipal securities currently yield 84 percent of U.S. Treasury securities and may be expected to move in tandem with the Treasury market. Although municipal performance relative to U.S. Treasury securities has improved, tax-exempts could again be affected by market uncertainty if new tax reduction proposals were to resurface.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. Over the past fiscal year IMS purchased and retired 337,000 shares of common stock at a weighted average market discount of 12.28 percent.

We appreciate your ongoing support of InterCapital Insured Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ Charles A. Fiumefreddo


CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL SECURITIES
RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *

On June 27, 1996, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Michael Bozic
  For ............................   6,760,975
  Withheld  ......................     124,363

Charles A. Fiumefreddo
  For ............................   6,765,002
  Withheld  ......................     120,336

The following Trustees were not standing for reelection at this meeting:
Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT WITH DEAN WITTER INTERCAPITAL INC.:

  For ............................   6,565,618
  Against  .......................      39,565
  Abstain  .......................     280,155

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

  For ............................   6,671,354
  Against  .......................      20,101
  Abstain  .......................     193,883

INTERCAPITAL INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1996

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS (96.6%)
            General Obligation (13.3%)
   $ 3,920  Kodiak Island Borough, Alaska, Ser 1994 A (AMBAC)  ..............  5.50 %  02/15/14    $ 3,859,515
     4,000  Moulton-Niguel Water District, California, 1993 Refg (MBIA)  ....  5.00    09/01/19      3,620,920
     3,000  Chicago, Illinois, Refg Ser 1993 B (AMBAC)  .....................  5.125   01/01/22      2,774,460
     8,000  Washoe County School District, Nevada, Ltd Tax Ser 04/01/94 A
             (MBIA)  ........................................................  5.75    06/01/13      8,064,000
-----------                                                                                      --------------
    18,920                                                                                          18,318,895
-----------                                                                                      --------------
            Educational Facilities Revenue (6.6%)
     2,000  Chicago State University, Illinois, Ser 1994 (MBIA)  ............  6.15    12/01/23      2,045,100
     2,000  New York State Dormitory Authority, Fordham University Ser 1994
             (FGIC)  ........................................................  5.50    07/01/23      1,942,660
     2,000  Rhode Island Health & Educational Building Corporation,
             Providence College Ser 1993 (MBIA)  ............................  5.60    11/01/22      1,920,720
     3,000  Wisconsin Health & Educational Facilities Authority, Marquette
             University Ser 1994 (FGIC)  ....................................  6.50    12/01/19      3,221,430
-----------                                                                                      --------------
     9,000                                                                                           9,129,910
-----------                                                                                      --------------
            Electric Revenue (23.2%)
     4,000  Anchorage, Alaska, Refg Ser 1993 (MBIA)  ........................  6.20    12/01/13      4,228,520
     5,000  Sacramento Municipal Utility District, California, Refg 1994 Ser
             I (MBIA)  ......................................................  6.00    01/01/24      5,119,800
     3,000  Municipal Electric Authority of Georgia, Power Ser EE (AMBAC)  ..  6.00    01/01/22      3,076,200
     5,000  Kansas City, Kansas, Utility Refg & Impr Ser 1994 (FGIC)  .......  6.375   09/01/23      5,344,100
     2,745  Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
             (MBIA)  ........................................................  5.375   01/01/25      2,661,552
     4,000  Utah Municipal Power Agency, Refg Ser 1993 A (FGIC)  ............  5.25    07/01/18      3,711,640
     5,000  Bedford, Virginia, Hydro Ser 1994 (AMBAC)  ......................  5.25    06/01/25      4,724,500
     3,000  Tacoma, Washington, Refg 1994 (FGIC)  ...........................  6.25    01/01/15      3,168,870
-----------                                                                                      --------------
    31,745                                                                                          32,035,182
-----------                                                                                      --------------
            Hospital Revenue (12.8%)
     3,000  Morgan County Health Care Authority, Alabama, Decatur General
             Hospital Ser 1994 (Connie Lee)  ................................  6.375   03/01/24      3,142,500
     4,000  California Statewide Communities Development Authority, Sharp
             Health Care COPs (MBIA)  .......................................  6.00    08/15/24      4,094,680
     3,000  Volusia County Health Facilities Authority, Florida, Memorial
             Health Refg & Impr Ser 1994 (AMBAC)  ...........................  5.75    11/15/20      2,976,750
     1,500  Illinois Health Facilities Authority, University of Chicago
             Hospital Ser 1994 (MBIA)  ......................................  6.125   08/15/21      1,521,330
     3,105  Massachusetts Health & Educational Facilities Authority, Lahey
             Clinic Medical Center Ser B (MBIA)  ............................  5.375   07/01/23      2,930,747
     3,000  New Hampshire Higher Educational & Health Facilities Authority,
             The Hitchcock Clinic Ser 1994 (MBIA)  ..........................  6.00    07/01/24      3,015,000
-----------                                                                                      --------------
    17,605                                                                                          17,681,007
-----------                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (5.4%)
  $  5,550  Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
             Ser 1992 (AMT) (MBIA)  .........................................  6.55 %  12/01/22   $  5,933,283
     1,500  Pennsylvania Industrial Development Authority, Ser 1994 (AMBAC)    5.50    01/01/14      1,494,930
-----------                                                                                      --------------
     7,050                                                                                           7,428,213
-----------                                                                                      --------------
            Mortgage Revenue - Multi-Family (2.3%)
     3,000  Los Angeles Community Redevelopment Agency, California, Refg Ser
-----------  1994 A (AMBAC)  ................................................  6.55    01/01/27      3,123,840
                                                                                                 --------------
            Public Facilities Revenue (2.2%)
     1,000  Hillsborough County School Board, Florida, Ser 1994 COPs (MBIA)    6.00    07/01/14      1,033,980
     2,000  Michigan Municipal Bond Authority, Ser 1994 A (FGIC)  ...........  6.00    12/01/13      2,076,500
-----------                                                                                      --------------
     3,000                                                                                           3,110,480
-----------                                                                                      --------------
            Transportation Facilities Revenue (18.8%)
     5,225  San Francisco Airports Commission, California, San Francisco
             Int'l Airport Second Ser Refg (MBIA)  ..........................  6.75    05/01/20      5,781,410
     3,000  Atlanta, Georgia, Airport Ser 1994 B (AMT) (AMBAC)  .............  6.00    01/01/21      3,022,830
     2,600  Hawaii, Airports Third Refg Ser of 1994 (AMT) (AMBAC)  ..........  5.75    07/01/09      2,644,122
            Chicago Midway Airport, Illinois,
     3,000   1994 Ser A (AMT) (MBIA)  .......................................  6.25    01/01/14      3,135,870
     3,000   1994 Ser A (AMT) (MBIA)  .......................................  6.25    01/01/24      3,103,260
     5,000  Regional Transportation Authority, Illinois, Ser 1994 A (AMBAC)    6.25    06/01/24      5,219,350
     3,000  Pennsylvania Turnpike Commission, Oil Franchise Tax Ser A of
             1994 (AMBAC)  ..................................................  6.00    12/01/19      3,077,400
-----------                                                                                      --------------
    24,825                                                                                          25,984,242
-----------                                                                                      --------------
            Water & Sewer Revenue (6.8%)
     5,000  Central Coast Water Authority, California, Ser 1992 (AMBAC)  ....  6.60    10/01/22      5,498,700
     4,000  Los Angeles, California, Wastewater Refg Ser 1993 A (MBIA)  .....  5.70    06/01/20      3,963,920
-----------                                                                                      --------------
     9,000                                                                                           9,462,620
-----------                                                                                      --------------
            Other Revenue (3.6%)
     5,000  Indianapolis, Indiana, Gas Utility Refg Ser 1994 A (AMBAC)  .....  5.875   06/01/24      5,023,350
-----------                                                                                      --------------
            Refunded (1.6%)
     2,255  Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
             (MBIA) (ETM)  ..................................................  5.375   01/01/25      2,186,448
-----------                                                                                      --------------
   131,400  TOTAL MUNICIPAL BONDS (Identified Cost $126,452,837)  ...............................  133,484,187
-----------                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1996, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            SHORT-TERM MUNICIPAL OBLIGATION (1.5%)
  $  2,100  Guadalupe-Blanco River Authority, Texas, Refg Central Power &
-----------  Light Co Ser 1995 (Demand 11/01/96) (Identified Cost
             $2,100,000)  ...................................................  3.60*%  11/01/15   $  2,100,000
                                                                                                 --------------
  $133,500  TOTAL INVESTMENTS (Identified Cost $128,552,837) (a)  ....................   98.1%     135,584,187
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ..........................    1.9        2,656,640
                                                                                        -----    --------------
            NET ASSETS  ..............................................................  100.0%    $138,240,827
                                                                                        =====    ==============

------------

   AMT       Alternative Minimum Tax.

   COPs      Certificates of Participation.

   ETM       Escrowed to Maturity.

    *        Current coupon of variable rate security.

   (a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross and net unrealized appreciation was $7,031,350.

Bond Insurance:
--------------

  AMBAC     AMBAC Indemnity Corporation.

Connie Lee  Connie Lee Insurance Company.

  FGIC      Financial Guaranty Insurance Company.

  MBIA      Municipal Bond Investors Assurance Corporation.


                    GEOGRAPHIC SUMMARY OF INVESTMENTS
              Based on Market Value as a Percent of Net Assets
                             October 31, 1996

Alabama ..........  2.3%
Alaska ...........  5.9
California ....... 22.6
Florida ..........  2.9
Georgia ..........  4.4
Hawaii ...........  6.2
Illinois ......... 12.9
Indiana ..........  3.6
Kansas ...........  3.9
Massachusetts ....  2.1
Michigan .........  1.5
Nevada ...........  5.8
New Hamphshire ...  2.2
New York .........  1.4
Pennsylvania .....  3.3
Rhode Island .....  1.4
South Carolina ...  3.5
Texas ............  1.5
Utah .............  2.7
Virginia .........  3.4
Washington .......  2.3
Wisconsin ........  2.3
                  ------
Total ............ 98.1%
                  ======

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
Investments in securities, at value
 (identified cost $128,552,837) .........   $135,584,187
Cash ....................................         48,180
Interest receivable .....................      2,681,997
Deferred organizational expenses  .......         20,478
Prepaid expenses and other assets  ......          4,904
                                          --------------
  TOTAL ASSETS ..........................    138,339,746
                                          --------------
LIABILITIES:
Investment management fee payable  ......         44,976
Accrued expenses ........................         53,943
                                          --------------
  TOTAL LIABILITIES .....................         98,919
                                          --------------
NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, none
 issued) ................................         --
                                          --------------
Common shares of beneficial interest
 (unlimited shares authorized of
 $.01 par value, 9,168,013 shares
 outstanding) ...........................    130,669,474
Net unrealized appreciation .............      7,031,350
Accumulated undistributed net investment
 income .................................        828,798
Accumulated net realized loss ...........       (288,795)
                                          --------------
  NET ASSETS ............................   $138,240,827
                                          ==============
NET ASSET VALUE PER COMMON SHARE
 ($138,240,827 divided by 9,168,013
 common shares outstanding) .............   $      15.08
                                          ==============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

NET INVESTMENT INCOME:
INTEREST INCOME .......................   $8,101,725
                                        ------------
EXPENSES
Investment management fee .............      488,577
Transfer agent fees and expenses  .....       54,101
Professional fees .....................       49,423
Shareholder reports and notices  ......       34,745
Registration fees .....................       16,686
Trustees' fees and expenses ...........       14,696
Organizational expenses ...............        8,821
Custodian fees ........................        7,401
Other .................................        9,874
                                        ------------
  TOTAL EXPENSES BEFORE EXPENSE
  OFFSET ..............................      684,324
  LESS: EXPENSE OFFSET  ...............       (7,377)
                                        ------------
  TOTAL EXPENSES AFTER EXPENSE
  OFFSET ..............................      676,947
                                        ------------
  NET INVESTMENT INCOME ...............    7,424,778
                                        ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .....................      180,188
Net change in unrealized appreciation..      875,821
                                        ------------
  NET GAIN ............................    1,056,009
                                        ------------
NET INCREASE  .........................   $8,480,787
                                        ============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR      FOR THE YEAR
                                                            ENDED             ENDED
                                                       OCTOBER 31, 1996  OCTOBER 31, 1995
----------------------------------------------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ...............................      $  7,424,778      $  7,591,636
Net realized gain (loss) ............................           180,188          (468,983)
Net change in unrealized appreciation/depreciation  .           875,821        15,582,145
                                                       ----------------  ----------------
  NET INCREASE ......................................         8,480,787        22,704,798
Dividends to common shareholders from net investment
 income .............................................        (7,538,749)       (7,234,457)
Decrease from transactions in shares of beneficial
 interest ...........................................        (4,438,777)       (6,109,822)
                                                       ----------------  ----------------
  NET INCREASE (DECREASE) ...........................        (3,496,739)        9,360,519
NET ASSETS:
Beginning of period .................................       141,737,566       132,377,047
                                                       ----------------  ----------------
  END OF PERIOD
  (Including undistributed net investment income of
  $828,798 and $942,769, respectively) ..............      $138,240,827      $141,737,566
                                                       ================  ================

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1996


1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

INTERCAPITAL INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $44,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement in addition to managing the Trust's Investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996 aggregated $985,440 and $6,143,090, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1996, the Trust had transfer agent fees and expenses payable of approximately $3,900.

INTERCAPITAL INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                        CAPITAL PAID
                                                                                                        IN EXCESS OF
                                                                               SHARES      PAR VALUE     PAR VALUE
                                                                            ------------  -----------  --------------
Balance, October 31, 1994 .................................................. 10,025,313    $100,253     $141,117,820
Treasury shares purchased and retired (weighted average discount 12.16%)* ..   (520,300)     (5,203)      (6,104,619)
                                                                             ----------  -----------  --------------
Balance, October 31, 1995 ..................................................  9,505,013      95,050      135,013,201
Treasury shares purchased and retired (weighted average discount 12.28%)* ..   (337,000)     (3,370)      (4,435,407)
                                                                             ----------  -----------  --------------
Balance, October 31, 1996 ..................................................  9,168,013    $ 91,680     $130,577,794
                                                                             ==========  ===========  ==============

---------
*     The Trustees have voted to retire the shares purchased.

INTERCAPITAL INSURED MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1996, continued

6. FEDERAL INCOME TAX STATUS

At October 31, 1996, the Trust had a net capital loss carryover of approximately $289,000 which will be available through October 31, 2003 to offset future capital gains to the extent provided by regulations. During the year ended October 31, 1996, the Trust utilized net capital loss carryovers of approximately $180,000.

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust declared the following dividends from net investment income:

                    AMOUNT PER        RECORD            PAYABLE
 DECLARATION DATE      SHARE           DATE              DATE
-----------------  -----------  ----------------  -----------------
October 30, 1996      $0.0675    November 8, 1996  November 22, 1996
November 26, 1996     $0.0675    December 6, 1996  December 20, 1996

INTERCAPITAL INSURED MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                             FOR THE PERIOD
                                                                                           FEBRUARY 28, 1994*
                                                   FOR THE YEAR ENDED  FOR THE YEAR ENDED  THROUGH OCTOBER 31,
                                                   OCTOBER 31, 1996**  OCTOBER 31, 1995**       1994**++
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ............       $  14.91            $  13.20            $  14.06
                                                  ------------------  ------------------  -------------------
Net investment income ...........................           0.80                0.79                0.44
Net realized and unrealized gain (loss)  ........           0.11                1.58               (0.93)
                                                  ------------------  ------------------  -------------------
Total from investment operations ................           0.91                2.37               (0.49)
                                                  ------------------  ------------------  -------------------
Less dividends from net investment income  ......          (0.81)              (0.75)              (0.38)
Anti-dilutive effect of acquiring treasury
 shares .........................................           0.07                0.09                0.05
Offering costs charged against capital  .........          --                  --                  (0.04)
                                                  ------------------  ------------------  -------------------
Net asset value, end of period ..................       $  15.08            $  14.91            $  13.20
                                                  ==================  ==================  ===================
Market value, end of period .....................       $ 13.125            $ 12.625            $ 11.125
                                                  ==================  ==================  ===================
TOTAL INVESTMENT RETURN+  .......................          10.52%              20.61%             (23.56)%(1)
RATIOS TO AVERAGE NET ASSETS:
Total expenses before expense offset ............           0.49%(4)            0.54%(3)            0.51 %(2)
Net investment income ...........................           5.32%               5.51%(3)            4.69 %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ........       $138,241            $141,738            $132,377
Portfolio turnover rate .........................              1%                --                  --


------------
   *   Commencement of operations.

   ** The per share amounts were computed using an average number of shares outstanding during the period.

   + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

   ++  Restated for comparative purposes.

   (1) Not annualized.

   (2) Annualized.

   (3) The above expense and net investment income ratios would have been 0.53% and 5.52%, respectively, after expense offset, which reflect 0.01% effect for custody cash credits.

   (4) The above expense ratio would have been 0.48% after expense offset, which reflects 0.01% effect for custody cash credits.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL INSURED MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Insured Municipal Securities (the "Trust") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the two years in the period then ended and for the period February 28, 1994 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 9, 1996



                     1996 FEDERAL TAX NOTICE (unaudited)

       During the year ended October 31, 1996, the Trust paid to the common shareholders $0.81 per share from net investment income. All of the Trust's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo                                    InterCapital
Edwin J. Garn                                             Insured
John R. Haire                                             Municipal
Dr. Manuel H. Johnson                                     Securities
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
Price Waterhouse
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048





                                                        Annual Report
                                                        October 31, 1996